UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET CORE PLUS VIT PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2017

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 28.2%
CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	40,000	$41,375
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	120,000	125,550
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	160,000	169,400	(a)

Total Auto Components				336,325

Automobiles - 0.8%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	40,000	42,800
Ford Motor Co., Senior Notes	4.750%	1/15/43	80,000	78,719
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	200,000	204,185
General Motors Co., Senior Notes	5.200%	4/1/45	260,000	262,694
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	990,000	1,050,484

Total Automobiles				1,638,882

Hotels, Restaurants & Leisure - 0.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	71,000	73,281	(a)
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	60,000	61,044	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	315,878	315,878	(a)(b)(c)(d)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	11/1/23	130,000	142,837
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	130,000	136,825
McDonald’s Corp., Senior Notes	3.700%	1/30/26	230,000	240,051
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	160,000	166,400	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	100,000	106,375	(a)

Total Hotels, Restaurants & Leisure				1,242,691

Household Durables - 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	50,000	51,614
Newell Brands Inc., Senior Notes	3.150%	4/1/21	30,000	30,716
Newell Brands Inc., Senior Notes	3.850%	4/1/23	70,000	73,631
Newell Brands Inc., Senior Notes	4.200%	4/1/26	60,000	63,248

Total Household Durables				219,209

Internet & Direct Marketing Retail - 0.3%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	130,000	131,199	(a)
Amazon.com Inc., Senior Notes	3.875%	8/22/37	60,000	61,269	(a)
Amazon.com Inc., Senior Notes	4.950%	12/5/44	120,000	139,122
Amazon.com Inc., Senior Notes	4.050%	8/22/47	90,000	92,117	(a)
Netflix Inc., Senior Bonds	5.875%	2/15/25	160,000	175,400

Total Internet & Direct Marketing Retail				599,107

Media - 1.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	70,000	72,721	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	170,000	172,763	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	120,000	121,679	(a)
Comcast Corp., Senior Notes	3.375%	8/15/25	30,000	30,986
Comcast Corp., Senior Notes	6.400%	3/1/40	120,000	160,881
DISH DBS Corp., Senior Notes	7.875%	9/1/19	70,000	76,650
DISH DBS Corp., Senior Notes	6.750%	6/1/21	120,000	132,300
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	290,000	300,585	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	300,000	313,875	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	10,000	12,589
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	200,000	235,596
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	90,000	99,082
Time Warner Inc., Senior Notes	4.750%	3/29/21	20,000	21,552
Time Warner Inc., Senior Notes	6.250%	3/29/41	60,000	72,116
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	100,000	101,125	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	40,000	41,154

Total Media				1,965,654

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Multiline Retail - 0.0%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	40,000	$42,400

TOTAL CONSUMER DISCRETIONARY				6,044,268

CONSUMER STAPLES - 2.0%
Beverages - 0.7%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	150,000	152,554
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	120,000	124,560
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	270,000	279,806
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	350,000	396,924
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	160,000	161,511
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	90,000	98,808
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	60,000	62,700	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	150,000	180,650	(a)

Total Beverages				1,457,513

Food & Staples Retailing - 0.2%
CVS Health Corp., Senior Notes	2.750%	12/1/22	60,000	60,206
CVS Health Corp., Senior Notes	3.875%	7/20/25	160,000	167,155
CVS Health Corp., Senior Notes	5.125%	7/20/45	170,000	196,269
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	80,000	79,881

Total Food & Staples Retailing				503,511

Food Products - 0.4%
Danone SA, Senior Bonds	2.589%	11/2/23	420,000	413,182	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	10,000	10,694	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	70,000	72,214
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	70,000	76,486
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	110,000	120,951
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	70,000	73,675	(a)

Total Food Products				767,202

Tobacco - 0.7%
Altria Group Inc., Senior Notes	9.250%	8/6/19	120,000	135,940
Altria Group Inc., Senior Notes	2.850%	8/9/22	130,000	132,841
BAT Capital Corp., Senior Notes	3.557%	8/15/27	480,000	485,808	(a)
BAT Capital Corp., Senior Notes	4.540%	8/15/47	210,000	216,961	(a)
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	30,000	30,647
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	190,000	190,151
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	10,856
Reynolds American Inc., Senior Notes	3.250%	6/12/20	12,000	12,340
Reynolds American Inc., Senior Notes	5.850%	8/15/45	80,000	98,254

Total Tobacco				1,313,798

TOTAL CONSUMER STAPLES				4,042,024

ENERGY - 3.5%
Energy Equipment & Services - 0.1%
Halliburton Co., Senior Bonds	3.800%	11/15/25	110,000	113,140
Halliburton Co., Senior Notes	4.850%	11/15/35	20,000	21,747
Halliburton Co., Senior Notes	5.000%	11/15/45	10,000	11,011

Total Energy Equipment & Services				145,898

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 3.4%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	40,000	$42,453
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	120,000	142,371
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	70,000	81,594
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	30,000	37,274
Apache Corp., Senior Notes	5.100%	9/1/40	170,000	178,417
Apache Corp., Senior Notes	4.250%	1/15/44	90,000	84,843
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	230,000	237,624
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	190,000	194,796
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	70,000	72,275	(a)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	70,000	67,025
Chevron Corp., Senior Notes	2.954%	5/16/26	230,000	229,889
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	490,000	498,336
Devon Energy Corp., Senior Notes	3.250%	5/15/22	60,000	60,771
Devon Energy Corp., Senior Notes	5.850%	12/15/25	80,000	92,373
Devon Energy Corp., Senior Notes	5.600%	7/15/41	10,000	10,981
Devon Energy Corp., Senior Notes	5.000%	6/15/45	180,000	190,400
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	40,000	52,925
Ecopetrol SA, Senior Notes	5.875%	5/28/45	180,000	176,625
EOG Resources Inc., Senior Notes	4.150%	1/15/26	30,000	31,866
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	90,000	91,641
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	40,000	43,330
Kerr-McGee Corp., Notes	6.950%	7/1/24	220,000	261,797
Kerr-McGee Corp., Notes	7.875%	9/15/31	70,000	89,200
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	70,000	70,947
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	10,000	10,393
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	60,000	77,279
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	70,000	73,285
Noble Energy Inc., Senior Notes	4.150%	12/15/21	150,000	158,159
Noble Energy Inc., Senior Notes	3.850%	1/15/28	100,000	100,404
Noble Energy Inc., Senior Notes	4.950%	8/15/47	50,000	51,170
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	110,000	112,475
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	90,000	92,027
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	60,000	59,142
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	70,000	76,741
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	40,000	42,617
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	90,000	92,673
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	644,000	643,839	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	430,000	474,290
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	90,000	86,175
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	250,000	285,000
Range Resources Corp., Senior Notes	5.000%	3/15/23	150,000	149,625	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	110,000	122,537
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	50,000	51,246	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	30,000	31,523	(a)
Shell International Finance BV, Senior Notes	2.875%	5/10/26	240,000	239,074
Shell International Finance BV, Senior Notes	4.550%	8/12/43	10,000	10,883
Shell International Finance BV, Senior Notes	4.375%	5/11/45	160,000	171,984
Shell International Finance BV, Senior Notes	4.000%	5/10/46	130,000	131,816
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	130,000	168,191
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	160,000	188,800

WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,387
WPX Energy Inc., Senior Notes	8.250%	8/1/23	70,000	78,837

Total Oil, Gas & Consumable Fuels				6,830,325

TOTAL ENERGY				6,976,223

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FINANCIALS - 11.1%
Banks - 7.8%
Bank of America Corp., Senior Notes	2.600%	1/15/19	30,000	$30,252
Bank of America Corp., Senior Notes	5.625%	7/1/20	340,000	370,450
Bank of America Corp., Senior Notes	3.300%	1/11/23	90,000	92,267
Bank of America Corp., Senior Notes	3.875%	8/1/25	440,000	461,374
Bank of America Corp., Senior Notes	3.500%	4/19/26	150,000	152,782
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	130,000	131,424	(e)
Bank of America Corp., Senior Notes	4.875%	4/1/44	490,000	561,465
Bank of America Corp., Subordinated Bonds	4.450%	3/3/26	40,000	42,364
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	130,000	134,650
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	260,000	272,315
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,010,000	1,162,131
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	200,000	211,685	(e)(f)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	200,000	212,134	(a)
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	50,000	54,312	(e)(f)
Citigroup Inc., Junior Subordinated Bonds (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	70,000	75,775	(e)(f)
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000	58,707
Citigroup Inc., Senior Notes	4.650%	7/30/45	145,000	161,175
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	10,000	10,538
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	20,000	20,401
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	80,000	83,484
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	700,000	739,771
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	13,000	15,263
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	70,000	76,509
Commonwealth Bank of Australia, Senior Notes	3.900%	7/12/47	170,000	171,267	(a)
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	455,000	515,856	(a)(e)(f)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	390,000	419,652
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	680,000	756,500	(a)(e)(f)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	250,000	265,953	(e)(f)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	280,000	288,858
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	270,000	290,415
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	420,000	440,052
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	200,000	200,715	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,070,000	1,089,309	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	350,000	370,717
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	60,000	62,533
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	140,000	146,255
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	50,000	52,836
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	170,000	194,026
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	210,000	220,351
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	530,000	569,188	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	130,000	143,957
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	630,000	671,246
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	100,000	118,524
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	70,000	73,049
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	340,000	401,036	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes	2.058%	7/14/21	290,000	285,560
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	300,000	307,483	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	300,000	315,316	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	10/30/17	320,000	321,200	(e)(f)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	190,000	186,011
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	50,000	52,033
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	560,000	592,982
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	320,000	343,193
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	300,000	335,433
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	40,000	41,635
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	130,000	143,073

Total Banks				15,517,442

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Capital Markets - 1.4%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	250,000		$268,477
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	330,000		370,259
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	170,000		189,503
Goldman Sachs Group Inc., Senior Notes	2.600%	4/23/20	50,000		50,481
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	300,000		329,817
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	40,000		41,679
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	190,000		192,944
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	100,000		100,377
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	280,000		282,522	(e)
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000		132,280
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	200,000		208,864
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	190,000		251,123
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	250,000		286,862

Total Capital Markets					2,705,188

Consumer Finance - 0.1%
DAE Funding LLC, Senior Notes	4.500%	8/1/22	40,000		41,095	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	30,000		30,825	(a)
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	60,000		66,300

Total Consumer Finance					138,220

Diversified Financial Services - 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	220,000		232,962
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	202,000		204,218
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	40,000		42,532
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		105,391
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	90,000		110,401
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	30,000		33,667
Magnolia Finance X Ltd.	3.065%	12/3/20	1,203,730	GBP	1,580,738	(a)(c)(d)
Magnolia Finance X Ltd.	4.332%	12/3/20	362,098	GBP	475,506	(a)(c)(d)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	30,000		31,312	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	60,000		63,150	(a)

Total Diversified Financial Services					2,879,877

Insurance - 0.4%
American International Group Inc., Senior Notes	3.750%	7/10/25	130,000		134,471
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	40,000		40,311
Chubb INA Holdings Inc., Senior Notes	4.350%	11/3/45	70,000		77,116
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	8,000		11,057	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	530,000		599,979	(a)

Total Insurance					862,934

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Thrifts & Mortgage Finance - 0.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	40,000	$42,200	(a)

TOTAL FINANCIALS				22,145,861

HEALTH CARE - 1.7%
Biotechnology - 0.2%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	90,000	93,461
Amgen Inc., Senior Notes	4.663%	6/15/51	29,000	31,948
Celgene Corp., Senior Notes	5.000%	8/15/45	130,000	147,537
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	50,000	52,119
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	100,000	104,446
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	100,000	112,246

Total Biotechnology				541,757

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	100,000	102,804
Abbott Laboratories, Senior Notes	4.750%	11/30/36	80,000	88,637
Abbott Laboratories, Senior Notes	4.900%	11/30/46	80,000	89,714
Becton, Dickinson & Co., Senior Notes	3.363%	6/6/24	200,000	202,160
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	31,000	31,713
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	10,000	10,612
Medtronic Inc., Senior Notes	3.500%	3/15/25	210,000	219,227

Total Health Care Equipment & Supplies				744,867

Health Care Providers & Services - 0.6%
Aetna Inc., Senior Notes	2.800%	6/15/23	30,000	30,223
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	60,000	60,017
Cardinal Health Inc., Senior Notes	3.079%	6/15/24	70,000	70,592
Centene Corp., Senior Notes	4.750%	5/15/22	70,000	73,412
DaVita Inc., Senior Notes	5.000%	5/1/25	10,000	9,890
HCA Inc., Senior Bonds	5.375%	2/1/25	50,000	52,812
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	20,000	20,500
HCA Inc., Senior Secured Notes	5.250%	6/15/26	50,000	54,000
Humana Inc., Senior Notes	3.950%	3/15/27	390,000	408,248
Medtronic Global Holdings S.C.A, Senior Notes	3.350%	4/1/27	170,000	174,948
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	130,000	140,075	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	60,000	61,200
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	100,000	106,229

Total Health Care Providers & Services				1,262,146

Pharmaceuticals - 0.5%
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	240,000	249,634
Eli Lilly & Co., Senior Notes	3.100%	5/15/27	60,000	60,420
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	40,000	38,900
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	20,000	19,101
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	70,000	64,643
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	70,000	70,175	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	90,000	90,787	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	10,000	10,050	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	160,000	160,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	90,000	79,763	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	20,000	21,200	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	70,000	74,906	(a)

Wyeth LLC, Notes	5.950%	4/1/37	10,000	13,113

Total Pharmaceuticals				952,692

TOTAL HEALTH CARE				3,501,462

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INDUSTRIALS - 1.4%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	4.875%	2/15/20	160,000	$171,503
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	10,000	10,312
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	110,000	113,734
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	30,000	32,900
United Technologies Corp., Senior Notes	4.500%	6/1/42	40,000	43,085

Total Aerospace & Defense				371,534

Airlines - 0.1%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	21,078	21,421	(a)
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	33,899	39,133
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	23,839	25,195	(a)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	29,011	30,534
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	73,385	76,548
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	56,781	59,194

Total Airlines				252,025

Commercial Services & Supplies - 0.4%
Cintas Corp., Senior Notes	2.900%	4/1/22	180,000	183,559
Cintas Corp., Senior Notes	3.700%	4/1/27	240,000	251,153
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	120,000	127,800
Waste Management Inc., Senior Notes	3.500%	5/15/24	20,000	20,781
West Corp., Senior Notes	5.375%	7/15/22	180,000	182,250	(a)

Total Commercial Services & Supplies				765,543

Electrical Equipment - 0.2%
Eaton Corp., Senior Notes	2.750%	11/2/22	270,000	272,189
Eaton Corp., Senior Notes	4.150%	11/2/42	30,000	30,232

Total Electrical Equipment				302,421

Industrial Conglomerates - 0.5%
General Electric Co., Senior Notes	4.650%	10/17/21	22,000	24,105
General Electric Co., Senior Notes	5.875%	1/14/38	30,000	39,334
General Electric Co., Senior Notes	6.875%	1/10/39	551,000	808,292
General Electric Co., Senior Notes	4.500%	3/11/44	170,000	190,759
General Electric Co., Subordinated Notes	5.300%	2/11/21	20,000	22,002

Total Industrial Conglomerates				1,084,492

TOTAL INDUSTRIALS				2,776,015

INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 0.0%
Harris Corp., Senior Notes	5.054%	4/27/45	30,000	34,492

IT Services - 0.3%
First Data Corp., Senior Secured Notes	5.375%	8/15/23	180,000	188,730	(a)
Visa Inc., Senior Notes	3.150%	12/14/25	210,000	215,373
Visa Inc., Senior Notes	4.300%	12/14/45	130,000	144,225

Total IT Services				548,328

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Semiconductors & Semiconductor Equipment - 0.0%
Intel Corp., Senior Notes	3.700%	7/29/25	40,000	$42,342

Software - 0.5%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	300,000	290,312
Microsoft Corp., Senior Notes	2.875%	2/6/24	200,000	204,557
Microsoft Corp., Senior Notes	2.700%	2/12/25	70,000	70,747
Microsoft Corp., Senior Notes	3.300%	2/6/27	370,000	383,550
Microsoft Corp., Senior Notes	3.450%	8/8/36	10,000	10,093
Microsoft Corp., Senior Notes	3.950%	8/8/56	50,000	51,678

Total Software				1,010,937

Technology Hardware, Storage & Peripherals - 0.9%
Apple Inc., Senior Notes	2.450%	8/4/26	200,000	193,199
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	70,000	77,369	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	700,000	714,188	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	650,000	683,015	(a)

Total Technology Hardware, Storage & Peripherals				1,667,771

TOTAL INFORMATION TECHNOLOGY				3,303,870

MATERIALS - 1.6%
Construction Materials - 0.0%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	60,000	64,050	(a)

Containers & Packaging - 0.2%
Pactiv LLC, Senior Bonds	8.375%	4/15/27	250,000	286,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	10,000	10,448	(a)

Total Containers & Packaging				296,698

Metals & Mining - 1.4%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	200,000	222,500	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	300,000	299,616	(a)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	5,000	5,381
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	230,000	275,222
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	170,000	201,013
BHP Billiton Finance USA Ltd., Subordinated Notes (6.750% to 10/20/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	390,000	460,200	(a)(e)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	120,000	121,200
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	20,000	18,788
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	100,000	100,122	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	70,000	72,965	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	130,000	137,995	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	90,000	90,719	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	298,333	9,696	*(a)(g)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	2,970	0	(a)(b)(c)(d)(h)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	390,000	415,100
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	310,000	356,500

Total Metals & Mining				2,787,017

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	30,000	$31,782

TOTAL MATERIALS				3,179,547

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	330,000	336,909	(a)

TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.8%
AT&T Inc., Senior Notes	3.400%	5/15/25	40,000	39,522
AT&T Inc., Senior Notes	4.250%	3/1/27	100,000	103,123
AT&T Inc., Senior Notes	3.900%	8/14/27	170,000	170,670
AT&T Inc., Senior Notes	4.900%	8/14/37	60,000	60,828
AT&T Inc., Senior Notes	4.350%	6/15/45	310,000	285,627
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	200,000	202,925	(a)
Verizon Communications Inc., Senior Bonds	5.250%	3/16/37	260,000	286,017
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	10,000	11,144
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	40,000	40,789
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	59,000	59,301	(a)
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	140,000	146,364
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	200,000	194,427

Total Diversified Telecommunication Services				1,600,737

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	80,000	80,401
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	120,000	131,550	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	220,000	252,863

Total Wireless Telecommunication Services				464,814

TOTAL TELECOMMUNICATION SERVICES				2,065,551

UTILITIES - 1.0%
Electric Utilities - 0.9%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	150,000	193,119
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	160,000	196,653
FirstEnergy Corp., Notes	7.375%	11/15/31	340,000	453,391
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	320,000	338,943
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	190,000	193,335
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	310,000	404,402

Total Electric Utilities				1,779,843

Gas Utilities - 0.0%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	50,000	68,185

Independent Power and Renewable Electricity Producers - 0.1%
AES Corp., Senior Notes	5.500%	4/15/25	130,000	137,313

TOTAL UTILITIES				1,985,341

TOTAL CORPORATE BONDS & NOTES (Cost - $54,496,727)				56,357,071

ASSET-BACKED SECURITIES - 3.4%
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	250,000	251,803	(a)
Conseco Financial Corp., 1997-7 M1	7.030%	7/15/28	279,066	278,303	(e)
Hertz Vehicle Financing LLC, 2017-1A A	2.960%	10/25/21	860,000	857,084	(a)
Nelnet Student Loan Trust, 2008-3 A4 (3 mo. USD LIBOR + 1.650%)	2.967%	11/25/24	195,454	199,037	(e)
Purchasing Power Funding LLC, 2015-A A2	4.750%	12/15/19	1,470,000	1,475,054	(a)(c)
SLM Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	1.610%	6/15/39	1,270,000	1,213,565	(e)
Small Business Administration Participation Certificates, 2017-20D 1	2.840%	4/1/37	280,000	282,248
Small Business Administration Participation Certificates, 2017-20G 1	2.980%	7/1/37	60,000	60,850
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,569,091	(a)
SoFi Consumer Loan Program, 2017-1 A	3.280%	1/26/26	506,985	513,620	(a)

TOTAL ASSET-BACKED SECURITIES (Cost - $6,528,998)				6,700,655

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(i) - 11.0%
BAMLL Commercial Mortgage Securities Trust, 2014-FL1 E (1 mo. USD LIBOR + 5.500%)	6.734%	12/15/31	260,000	$245,516	(a)(e)
Banc of America Funding Corp., 2015-R4 6A1 (1 mo. USD LIBOR + 0.140%)	1.374%	8/27/36	304,543	303,459	(a)(e)
Banc of America Funding Corp., 2015-R4 6A2 (1 mo. USD LIBOR + 0.140%)	1.374%	8/27/36	780,000	698,325	(a)(e)
Bank, 2017-BNK7 A5	3.435%	9/15/60	190,000	194,867
Bank, 2017-BNK7 XA	0.828%	9/15/60	3,290,000	198,025	(e)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	360,000	353,580	(a)(e)
CGBAM Commercial Mortgage Trust, 2016-IMC E (1 mo. USD LIBOR + 7.400%)	8.634%	11/15/21	730,000	710,354	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-2A B1	1.705%	5/25/35	267,969	197,023	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	1.487%	8/25/35	984,038	967,488	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	1.537%	8/25/35	1,073,729	1,060,401	(a)(e)
Citigroup Commercial Mortgage Trust, 2015-GC33 D	3.172%	9/10/58	130,000	102,502
Cold Storage Trust, 2017-ICE3 B (1 mo. USD LIBOR + 1.250%)	2.484%	4/15/36	200,000	201,678	(a)(e)
Credit Suisse Mortgage Trust, 2016-BDWN A (1 mo. USD LIBOR + 2.900%)	4.134%	2/15/29	470,000	476,949	(a)(e)
Credit Suisse Mortgage Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.620%)	6.854%	7/15/32	800,000	797,054	(a)(e)
CSAIL Commercial Mortgage Trust, 2015-C2 C	4.350%	6/15/57	536,000	490,351	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO (-1.000% x 1 mo. USD LIBOR + 6.430%)	5.196%	2/15/37	3,820,820	679,465	(e)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	1.928%	2/15/38	92,621	6,032	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2 (1 mo. USD LIBOR + 2.900%)	4.137%	7/25/28	1,260,000	1,302,302	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	4.687%	10/25/29	460,000	487,013	(e)
Federal National Mortgage Association (FNMA), 2006-115 EI, IO (-1.000% x 1 mo. USD LIBOR + 6.640%)	5.403%	12/25/36	3,429,874	674,568	(e)
Federal National Mortgage Association (FNMA), 2015-55 IO, IO	1.488%	8/25/55	844,871	45,863	(e)
Federal National Mortgage Association (FNMA), 2016-60 QS, IO (-1.000% x 1 mo. USD LIBOR + 6.100%)	4.863%	9/25/46	1,140,537	191,565	(e)
First Horizon Mortgage Pass-Through Trust, 2005-AR1 B1 (1 year Treasury Constant Maturity Rate + 2.500%)	3.145%	4/25/35	302,742	237,427	(e)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	3,940,000	2,169,331	(e)
Government National Mortgage Association (GNMA), 2012-034 SA, IO (-1.000% x 1 mo. USD LIBOR + 6.050%)	4.814%	3/20/42	991,760	169,803	(e)
Government National Mortgage Association (GNMA), 2012-043 SN, IO (-1.000% x 1 mo. USD LIBOR + 6.600%)	5.366%	4/16/42	556,737	125,190	(e)
Government National Mortgage Association (GNMA), 2013-101 IO	0.680%	10/16/54	6,275,455	218,961	(e)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.781%	8/16/54	2,801,069	144,213	(e)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(i) - (continued)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	377,440		$75,294
Government National Mortgage Association (GNMA), 2016-084 IG, PAC, IO	4.500%	11/16/45	2,839,798		576,669
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 * 1 mo. USD LIBOR + 6.100%)	4.866%	10/16/46	451,222		99,727	(e)
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	300,000		227,054
Homestar Mortgage Acceptance Corp., 2004-5 M2 (1 mo. USD LIBOR + 1.005%)	2.242%	10/25/34	728,414		708,705	(e)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22 (1 mo. USD LIBOR + 0.180%)	1.417%	7/25/47	410,530		294,362	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	1,210,000		362,024	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	4.977%	5/15/28	200,000		189,799	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP2 A4	2.822%	8/15/49	200,000		196,887
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	143,628		139,665
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.363%	12/12/49	260,000		244,997	(e)
Morgan Stanley Re-remic Trust, 2015-R3 7A2 (12 mo. Monthly Treasury Average Index + 0.770%)	1.157%	4/26/47	730,000		655,490	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 9A1 (1 mo. USD LIBOR + 0.260%)	1.754%	4/26/47	347,088		349,176	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 9A2 (1 mo. USD LIBOR + 0.260%)	1.754%	4/26/47	520,000		428,310	(a)(e)
Morgan Stanley Reremic Trust, 2015-R3 7A1 (12 mo. Monthly Treasury Average Index + 0.770%)	1.157%	4/26/47	477,455		466,705	(a)(e)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	1,252,813		1,302,209	(a)(e)
Nomura Resecuritization Trust, 2015-5R 4A1 (1 mo. USD LIBOR + 0.140%)	1.041%	7/26/37	404,025		397,792	(a)(e)
Towd Point Mortgage Funding Trust, 2016-V1A A1	1.482%	2/20/54	815,780	GBP	1,102,919	(a)
UBS Commercial Mortgage Trust, 2017-C3 AS	3.739%	8/15/50	200,000		204,147	(e)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	180,064		180,137	(a)(e)
Wells Fargo Commercial Mortgage Trust, 2017-RB1 XA, IO	1.444%	3/15/50	2,216,396		212,814	(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $22,197,464)					21,864,187

MORTGAGE-BACKED SECURITIES - 24.7%
FHLMC - 6.5%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	3/1/43-3/1/45	1,206,991		1,249,439
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	6/1/41	506,443		559,322
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/38	2,053,636		2,210,751
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	6/1/43	5,421,968		5,761,006
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/1/47	3,272,997		3,293,920

Total FHLMC					13,074,438

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FNMA - 11.8%
Federal National Mortgage Association (FNMA)	4.500%	4/1/56	383,464	$416,048
Federal National Mortgage Association (FNMA)	3.000%	10/17/32-11/16/32	1,200,000	1,232,283	(j)
Federal National Mortgage Association (FNMA)	3.500%	10/12/47	4,000,000	4,123,906	(j)
Federal National Mortgage Association (FNMA)	4.500%	10/12/47	1,400,000	1,503,031	(j)
Federal National Mortgage Association (FNMA)	5.000%	10/12/47	2,400,000	2,618,258	(j)
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-7/1/45	2,754,428	2,938,007
Federal National Mortgage Association (FNMA)	3.500%	1/1/44-3/1/57	1,757,643	1,814,078
Federal National Mortgage Association (FNMA)	2.500%	11/16/32	2,400,000	2,413,708	(j)
Federal National Mortgage Association (FNMA)	3.000%	11/1/46-2/1/47	6,237,083	6,271,978
Federal National Mortgage Association (FNMA)	2.940%	7/1/27	200,000	200,656

Total FNMA				23,531,953

GNMA - 6.4%
Government National Mortgage Association (GNMA)	4.500%	10/23/47	200,000	213,875	(j)
Government National Mortgage Association (GNMA) II	4.000%	10/23/47	2,100,000	2,211,644	(j)
Government National Mortgage Association (GNMA) II	4.000%	10/20/45-8/20/47	5,550,513	5,872,560
Government National Mortgage Association (GNMA) II	3.000%	10/23/47	600,000	608,391	(j)
Government National Mortgage Association (GNMA) II	3.000%	8/20/46	728,079	739,280
Government National Mortgage Association (GNMA) II	3.500%	11/20/47	200,000	207,590	(j)
Government National Mortgage Association (GNMA) II	3.500%	3/20/47	2,807,133	2,922,376

Total GNMA				12,775,716

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $49,557,092)				49,382,107

SENIOR LOANS - 3.6%
CONSUMER DISCRETIONARY - 1.2%
Diversified Consumer Services - 0.2%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	3.985%	5/2/22	298,502	301,184	(e)(k)(l)

Hotels, Restaurants & Leisure - 0.1%
Aristocrat Leisure Ltd., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.557%	10/20/21	53,271	53,419	(e)(k)(l)
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	3.694%	9/15/23	220,229	221,116	(e)(k)(l)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	3.237%	10/25/23	15,922	16,004	(e)(k)(l)

Total Hotels, Restaurants & Leisure				290,539

Media - 0.7%
Charter Communications Operating LLC, 2016 Term Loan I Add (1 mo. LIBOR + 2.250%)	3.490%	1/15/24	263,587	264,959	(e)(k)(l)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.235%	12/8/23	150,313	151,477	(e)(k)(l)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	3.985%	3/15/24	645,213	640,227	(e)(k)(l)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	3.734%	4/15/25	330,000	330,344	(e)(k)(l)

Total Media				1,387,007

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 0.2%
Academy Ltd., 2015 Term Loan B (1 mo. LIBOR + 4.000%)	5.232-5.318%	7/1/22	289,684	$197,709	(e)(k)(l)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.750%)	4.981-4.985%	11/8/23	218,350	219,742	(e)(k)(l)

Total Specialty Retail				417,451

Textiles, Apparel & Luxury Goods - 0.0%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.820%	10/28/20	146,250	70,566	(e)(k)(l)

TOTAL CONSUMER DISCRETIONARY				2,466,747

CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Albertsons LLC, USD 2017 Term Loan B4 (1 mo. LIBOR + 2.750%)	3.985%	8/25/21	304,328	293,557	(e)(k)(l)
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.317%	6/22/23	295,475	284,500	(e)(k)(l)(m)

TOTAL CONSUMER STAPLES				578,057

FINANCIALS - 0.5%
Capital Markets - 0.5%
RPI Finance Trust, Term Loan B6 (3 mo. LIBOR + 2.000%)	3.333%	3/27/23	987,010	991,191	(e)(k)(l)

INDUSTRIALS - 0.6%
Air Freight & Logistics - 0.5%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 (1 mo. LIBOR + 2.750%)	3.986%	4/3/22	523,688	525,324	(e)(k)(l)
XPO Logistics Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.554%	11/1/21	478,968	480,729	(e)(k)(l)

Total Air Freight & Logistics				1,006,053

Professional Services - 0.1%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.235%	4/10/23	290,000	289,873	(e)(k)(l)

TOTAL INDUSTRIALS				1,295,926

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., 2017 Term Loan (1 mo. LIBOR + 2.500%)	3.737%	4/26/24	326,021	327,336	(e)(k)(l)

MATERIALS - 0.3%
Construction Materials - 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	3.735%	10/31/23	199,000	200,026	(e)(k)(l)

Containers & Packaging - 0.2%
Berry Plastics Group Inc., Term Loan M (1 mo. LIBOR + 2.250%)	3.485%	10/1/22	371,043	372,067	(e)(k)(l)

TOTAL MATERIALS				572,093

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
CenturyLink Inc., 2017 Term Loan B	2.750%	1/31/25	190,000	184,469	(k)(l)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.486%	2/22/24	290,000	290,259	(e)(k)(l)

Total Diversified Telecommunication Services				474,728

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Wireless Telecommunication Services - 0.1%
CSC Holdings LLC, 2017 First Lien Term Loan (1 mo. LIBOR + 2.250%)	3.484%	7/17/25	274,936		$273,535	(e)(k)(l)

TOTAL TELECOMMUNICATION SERVICES					748,263

UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
TPF II Power LLC, Term Loan B (1 mo. LIBOR + 3.750%)	4.985%	10/2/23	155,553		156,373	(e)(k)(l)

TOTAL SENIOR LOANS (Cost - $7,331,570)					7,135,986

SOVEREIGN BONDS - 6.7%
Argentina - 0.8%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	160,000		169,065	(a)
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	26.250%	6/21/20	320,000	ARS	19,328	(e)
Republic of Argentina, Bonds	18.200%	10/3/21	9,410,000	ARS	562,342
Republic of Argentina, Senior Bonds	5.625%	1/26/22	350,000		368,375
Republic of Argentina, Senior Bonds	7.500%	4/22/26	460,000		518,190

Total Argentina					1,637,300

Brazil - 1.4%
Federative Republic of Brazil, Notes	10.000%	1/1/21	2,228,000	BRL	728,445
Federative Republic of Brazil, Notes	10.000%	1/1/23	5,048,000	BRL	1,640,244
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	510,000		475,932

Total Brazil					2,844,621

China - 0.7%
China Government Bond, Senior Bonds	3.390%	5/21/25	1,500,000	CNY	219,548	(n)
China Government Bond, Senior Bonds	3.310%	11/30/25	7,500,000	CNY	1,089,469	(n)

Total China					1,309,017

Colombia - 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	240,000		268,920

Indonesia - 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	390,000		405,420	(n)

Kuwait - 0.3%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	670,000		690,118	(a)

Mexico - 2.0%
United Mexican States, Senior Bonds	10.000%	12/5/24	2,000,000	MXN	130,154
United Mexican States, Senior Bonds	7.750%	11/13/42	52,820,000	MXN	3,075,655
United Mexican States, Senior Bonds	8.000%	11/7/47	7,860,000	MXN	471,529
United Mexican States, Senior Notes	5.550%	1/21/45	200,000		230,650

Total Mexico					3,907,988

Peru - 0.1%
Republic of Peru, Senior Bonds	6.550%	3/14/37	20,000		27,000
Republic of Peru, Senior Bonds	5.625%	11/18/50	120,000		151,800

Total Peru					178,800

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Poland - 0.2%
Republic of Poland, Senior Notes	4.000%	1/22/24	320,000		$344,746

Russia - 0.9%
Russian Federal Bond, Bonds	7.000%	8/16/23	39,030,000	RUB	664,229
Russian Federal Bond, Bonds	7.050%	1/19/28	65,712,000	RUB	1,109,394

Total Russia					1,773,623

TOTAL SOVEREIGN BONDS (Cost - $12,890,873)					13,360,553

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 17.2%
U.S. Government Obligations - 17.2%
U.S. Treasury Bonds	3.750%	11/15/43	8,200,000		9,614,019
U.S. Treasury Bonds	3.000%	5/15/45	2,380,000		2,451,261
U.S. Treasury Bonds	3.000%	2/15/47	370,000		380,681
U.S. Treasury Bonds	3.000%	5/15/47	2,310,000		2,377,450
U.S. Treasury Bonds	2.750%	8/15/47	1,640,000		1,604,669
U.S. Treasury Notes	1.750%	6/30/22	3,050,000		3,028,138
U.S. Treasury Notes	2.125%	3/31/24	1,730,000		1,730,710
U.S. Treasury Notes	2.000%	6/30/24	3,280,000		3,251,044
U.S. Treasury Notes	2.125%	7/31/24	2,550,000		2,546,663
U.S. Treasury Notes	1.875%	8/31/24	2,600,000		2,554,043
U.S. Treasury Notes	2.000%	9/30/24	1,330,000		1,326,779
U.S. Treasury Notes	2.250%	11/15/25	2,280,000		2,280,312
U.S. Treasury Notes	2.250%	8/15/27	1,210,000		1,200,901

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $34,192,552)					34,346,670

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.9%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,268,263		1,211,360
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/26	551,480		536,633
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/27	2,061,504		2,042,999

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $3,705,847)					3,790,992

			SHARES
COMMON STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc.			22,038		177,406	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			1		31,249	*(c)(d)

TOTAL CONSUMER DISCRETIONARY					208,655

ENERGY - 0.3%
Energy Equipment & Services - 0.3%
KCAD Holdings I Ltd.			108,106,087		551,341	*(c)(d)

Oil, Gas & Consumable Fuels - 0.0%
MWO Holdings LLC			146		27,390	*(c)(d)

TOTAL ENERGY					578,731

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer HoldCo, S.C.A.			17,686		52,704	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			965		0	*(c)(d)(h)

TOTAL INDUSTRIALS					52,704

TOTAL COMMON STOCKS (Cost - $1,234,959)					840,090

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE			SHARES	VALUE
PREFERRED STOCKS - 0.4%
FINANCIALS - 0.4%
Consumer Finance - 0.1%
GMAC Capital Trust I (7.100% to 2/15/40 then 3 mo. USD LIBOR + 5.785%)	7.100%			9,199	242,854	(e)

Diversified Financial Services - 0.3%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	7.681%			19,800	550,044	(e)

TOTAL FINANCIALS					792,898

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer Tracking Preferred Equity Certificates	8.000%			7,860,600	78,606	*(c)(d)

TOTAL PREFERRED STOCKS (Cost - $1,337,510)					871,504

		EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.0%
Exchange-Traded Purchased Options - 0.0%
Eurodollar Futures, Put @ $98.25		3/19/18	20	50,000	1,125
U.S. Treasury 5-Year Notes Futures, Call @ $117.75		10/27/17	23	23,000	4,492
U.S. Treasury 5-Year Notes Futures, Call @ $118.00		10/27/17	15	15,000	1,875
U.S. Treasury 5-Year Notes Futures, Call @ $118.50		10/27/17	15	15,000	703
U.S. Treasury 5-Year Notes Futures, Put @ $117.25		10/27/17	4	4,000	781
U.S. Treasury 5-Year Notes Futures, Put @ $118.00		10/27/17	18	18,000	11,250
U.S. Treasury 10-Year Notes Futures, Call @ $125.50		10/27/17	14	14,000	5,908
U.S. Treasury 10-Year Notes Futures, Call @ $125.75		10/27/17	14	14,000	4,812
U.S. Treasury 10-Year Notes Futures, Call @ $126.50		10/27/17	18	18,000	3,094
U.S. Treasury 10-Year Notes Futures, Call @ $127.00		10/27/17	36	36,000	3,375
U.S. Treasury 10-Year Notes Futures, Put @ $125.00		10/27/17	32	32,000	12,500
U.S. Treasury Long-Term Bonds Futures, Call @ $153.00		10/27/17	8	8,000	9,250
U.S. Treasury Long-Term Bonds Futures, Call @ $153.50		10/13/17	7	7,000	3,717
U.S. Treasury Long-Term Bonds Futures, Call @ $155.00		10/13/17	7	7,000	1,641
U.S. Treasury Long-Term Bonds Futures, Call @ $155.50		10/13/17	4	4,000	688

U.S. Treasury Long-Term Bonds Futures, Call @ $157.00		10/27/17	9	9,000	1,547

TOTAL PURCHASED OPTIONS (Cost - $80,351)					66,758

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $193,553,943)					194,716,573

				SHARES
SHORT-TERM INVESTMENTS - 8.5%
Western Asset Government Cash Management Portfolio LLC (Cost - $17,000,000)	1.050%			17,000,000	17,000,000	(o)

TOTAL INVESTMENTS - 106.0% (Cost - $210,553,943)					211,716,573
Liabilities in Excess of Other Assets - (6.0)%					(12,005,150)

TOTAL NET ASSETS - 100.0%					$199,711,423

†	Face amount/Notional Amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The coupon payment on these securities is currently in default as of September 30, 2017.

(h)	Value is less than $1.

(i)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At September 30, 2017, the Portfolio held TBA securities with a total cost of $15,142,889.

(k)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of September 30, 2017. The interest rate for fully unfunded term loans is to be determined.

(n)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(o)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At September 30, 2017, the total market value of investments in Affiliated Companies was $17,000,000 and the cost was $17,000,000 (See Note 2).

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
GBP	— British Pound
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PAC	— Planned Amortization Class
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF EXCHANGE-TRADED WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	NOTIONAL AMOUNT	VALUE
Euro Currency Futures, Call	11/3/17	$1.20	12	$1,500,000	$8,850
Eurodollar Futures, Put	3/19/18	98.13	20	50,000	250
U.S. Treasury 5-Year Notes Futures, Call	11/24/17	119.00	28	28,000	1,969
U.S. Treasury 5-Year Notes Futures, Call	11/24/17	119.25	32	32,000	1,750
U.S. Treasury 5-Year Notes Futures, Put	10/27/17	117.50	14	14,000	4,266
U.S. Treasury 5-Year Notes Futures, Put	10/27/17	117.75	7	7,000	3,117
U.S. Treasury 5-Year Notes Futures, Put	11/24/17	117.00	15	15,000	3,398
U.S. Treasury 10-Year Notes Futures, Call	10/27/17	128.00	14	14,000	656
U.S. Treasury 10-Year Notes Futures, Call	11/24/17	128.50	11	11,000	1,031
U.S. Treasury 10-Year Notes Futures, Call	11/24/17	129.00	49	49,000	3,828
U.S. Treasury 10-Year Notes Futures, Call	10/27/17	129.50	21	21,000	656
U.S. Treasury 10-Year Notes Futures, Call	10/27/17	126.75	28	28,000	3,500
U.S. Treasury 10-Year Notes Futures, Call	10/27/17	129.00	7	7,000	219
U.S. Treasury 10-Year Notes Futures, Put	11/24/17	124.00	11	11,000	3,094
U.S. Treasury 10-Year Notes Futures, Put	10/27/17	123.50	14	14,000	875
U.S. Treasury 10-Year Notes Futures, Put	10/27/17	125.50	14	14,000	8,969
U.S. Treasury Long-Term Bonds Futures, Call	10/27/17	159.00	7	7,000	547
U.S. Treasury Long-Term Bonds Futures, Call	10/27/17	154.50	5	5,000	2,891
U.S. Treasury Long-Term Bonds Futures, Call	10/27/17	158.00	4	4,000	437
U.S. Treasury Long-Term Bonds Futures, Call	11/24/17	160.00	18	18,000	3,375
U.S. Treasury Long-Term Bonds Futures, Call	11/24/17	161.00	18	18,000	2,813
U.S. Treasury Long-Term Bonds Futures, Call	10/27/17	160.00	35	35,000	2,187
U.S. Treasury Long-Term Bonds Futures, Call	10/13/17	157.00	14	14,000	1,094
U.S. Treasury Long-Term Bonds Futures, Call	10/13/17	157.50	8	8,000	500
U.S. Treasury Long-Term Bonds Futures, Put	10/27/17	153.00	4	4,000	5,375
U.S. Treasury Long-Term Bonds Futures, Put	10/27/17	150.00	4	4,000	1,250
U.S. Treasury Long-Term Bonds Futures, Put	10/27/17	150.50	8	8,000	3,375

TOTAL EXCHANGE-TRADED WRITTEN OPTIONS (Premiums received - $120,936)					$70,272

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

At September 30, 2017, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	25	12/18	$6,118,520	$6,133,438	$14,918
Euro BTP	42	12/17	6,725,535	6,699,390	(26,145)
U.S. Treasury 2-Year Notes	15	12/17	3,244,002	3,235,547	(8,455)
U.S. Treasury 5-Year Notes	333	12/17	39,369,020	39,127,500	(241,520)
U.S. Treasury 10-Year Notes	343	12/17	43,384,041	42,982,188	(401,853)
U.S. Treasury Ultra Long-Term Bonds	124	12/17	20,776,666	20,475,500	(301,166)

					(964,221)

Contracts to Sell:
90-Day Eurodollar	273	12/17	67,272,140	67,239,900	32,240
90-Day Eurodollar	14	6/18	3,445,530	3,440,500	5,030
90-Day Eurodollar	14	9/18	3,443,255	3,437,700	5,555
90-Day Eurodollar	75	12/19	18,297,631	18,364,688	(67,057)
Euro-Bund	94	12/17	18,018,252	17,887,991	130,261
Japanese 10-Year Bonds	5	12/17	6,712,695	6,680,738	31,957
U.S. Treasury Long-Term Bonds	73	12/17	11,358,468	11,155,313	203,155
U.S. Treasury Ultra 10-Year Notes	112	12/17	15,225,159	15,044,750	180,409

					521,550

Net unrealized depreciation on open futures contracts					$(442,671)

At September 30, 2017, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	72,690,000	USD	1,108,045	Barclays Bank PLC	10/18/17	$2,826
JPY	155,600,000	USD	1,377,495	Bank of America N.A.	10/19/17	6,315
TWD	56,250,000	USD	1,877,503	Bank of America N.A.	10/19/17	(21,120)
CAD	6,320,820	USD	4,916,229	Barclays Bank PLC	10/19/17	150,172
EUR	602,706	USD	694,395	Barclays Bank PLC	10/19/17	18,554
EUR	300,000	USD	345,842	Barclays Bank PLC	10/19/17	9,032
EUR	420,000	USD	497,256	Barclays Bank PLC	10/19/17	(433)
EUR	90,000	USD	105,834	Barclays Bank PLC	10/19/17	628
USD	2,564,088	CNY	17,564,000	Barclays Bank PLC	10/19/17	(78,611)
USD	70,728	EUR	60,000	Barclays Bank PLC	10/19/17	(247)
USD	83,105	EUR	70,000	Barclays Bank PLC	10/19/17	301
USD	59,649	EUR	50,000	Barclays Bank PLC	10/19/17	503
USD	204,861	EUR	172,000	Barclays Bank PLC	10/19/17	1,401
USD	2,392,708	GBP	1,844,304	Barclays Bank PLC	10/19/17	(79,961)
USD	1,135,453	MXN	20,237,174	Barclays Bank PLC	10/19/17	27,088
BRL	6,604,400	USD	1,969,699	Citibank N.A.	10/19/17	110,830
IDR	14,825,030,000	USD	1,093,291	Citibank N.A.	10/19/17	5,867
USD	2,382,167	CNH	16,350,000	Citibank N.A.	10/19/17	(77,321)
USD	46,836	EUR	40,000	Citibank N.A.	10/19/17	(481)
USD	82,375	EUR	70,000	Citibank N.A.	10/19/17	(429)
USD	11,844	EUR	10,000	Citibank N.A.	10/19/17	15

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	47,693	EUR	40,000	Citibank N.A.	10/19/17	$376
USD	132,271	EUR	111,000	Citibank N.A.	10/19/17	968
USD	442,867	EUR	370,000	Citibank N.A.	10/19/17	5,190
USD	529,418	GBP	390,000	Citibank N.A.	10/19/17	6,543
USD	7,362,208	JPY	824,789,608	Citibank N.A.	10/19/17	27,041
USD	1,839,438	TWD	56,250,000	Citibank N.A.	10/19/17	(16,946)
USD	1,969,588	PHP	101,355,000	Goldman Sachs Group Inc.	10/19/17	(23,875)
MXN	9,030,000	USD	499,419	JPMorgan Chase & Co.	10/19/17	(4,857)
USD	493,882	AUD	620,000	JPMorgan Chase & Co.	10/19/17	7,639
USD	669,834	EUR	560,000	JPMorgan Chase & Co.	10/19/17	7,403
IDR	2,483,120,000	USD	184,891	Citibank N.A.	10/30/17	(956)
IDR	2,731,760,000	USD	203,498	JPMorgan Chase & Co.	10/30/17	(1,146)

Total						$82,309

Abbreviations used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNH	— Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
PHP	— Philippine Peso
TWD	— Taiwan Dollar
USD	— United States Dollar

At September 30, 2017, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE PORTFOLIO†	PAYMENTS RECEIVED BY THE PORTFOLIO†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
	$7,100,000		6/13/21	1.185% semi-annually	3-Month LIBOR quarterly	$—	$(185,053)
	28,408,000		5/15/23	1.267% semi-annually	3-Month LIBOR quarterly	799,170	405,376
	597,000		11/15/43	2.468% semi-annually	3-Month LIBOR quarterly	—	11,068
	4,157,000		11/15/43	2.474% semi-annually	3-Month LIBOR quarterly	70,767	1,325
	967,300	EUR	8/23/47	1.498% annually	6-Month EURIBOR-Reuters	1,062	28,733

Total						$870,999	$261,449

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Markit CDX.NA.IG.27 Index	$3,567,000	12/20/21	1.000% quarterly	$80,841	$51,054	$29,787
Markit CDX.NA.IG.28 Index	4,130,000	6/20/22	1.000% quarterly	87,528	72,739	14,789

Total	$7,697,000			$168,369	$123,793	$44,576

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2017

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.HY.29 Index	$4,860,000	12/20/22	5.000% quarterly	$(380,599)	$(361,349)	$(19,250)

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

This Schedule of Investments is unaudited and is intended to provide information about the Portfolio’s investments as of the date of the schedule. Other information regarding the Portfolio is available in the Portfolio’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$5,728,390	$315,878		$6,044,268
Financials	—	20,089,617	2,056,244		22,145,861
Materials	—	3,179,547	0	*	3,179,547
Other Corporate Bonds & Notes	—	24,987,395	—		24,987,395
Asset-Backed Securities	—	5,225,601	1,475,054		6,700,655
Collateralized Mortgage Obligations	—	21,864,187	—		21,864,187
Mortgage-Backed Securities	—	49,382,107	—		49,382,107
Senior Loans	—	7,135,986	—		7,135,986
Sovereign Bonds	—	13,360,553	—		13,360,553
U.S. Government & Agency Obligations	—	34,346,670	—		34,346,670
U.S. Treasury Inflation Protected Securities	—	3,790,992	—		3,790,992
Common Stocks:
Consumer Discretionary	—	—	208,655		208,655
Energy	—	—	578,731		578,731
Industrials	—	—	52,704		52,704
Preferred Stocks:
Financials	$792,898	—	—		792,898
Industrials	—	—	78,606		78,606
Purchased Options	66,758	—	—		66,758

Total Long-Term Investments	859,656	189,091,045	4,765,872		194,716,573

Short-Term Investments†	—	17,000,000	—		17,000,000

Total Investments	859,656	206,091,045	4,765,872		211,716,573

Other Financial Instruments:
Forward Foreign Currency Contracts	—	388,692	—		388,692
Futures Contracts	603,525	—	—		603,525
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	44,576	—		44,576

Centrally Cleared Interest Rate Swaps	—	446,502	—		446,502

Total Other Financial Instruments	603,525	879,770	—		1,483,295

Total	$1,463,181	$206,970,815	$4,765,872		$213,199,868

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	$70,272	—	—	$70,272
Forward Foreign Currency Contracts	—	$306,383	—	306,383
Futures Contracts	1,046,196	—	—	1,046,196
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	19,250	—	19,250
Centrally Cleared Interest Rate Swaps	—	185,053	—	185,053

Total	$1,116,468	$510,686	—	$1,627,154

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	FINANCIALS	MATERIALS		ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of December 31, 2016	$362,461	$1,920,356	$0	*	$1,653,650	$3,150,386
Accrued premiums/discounts	7,841	2,172	—		—	—
Realized gain (loss)	—	(3,053)	—		—	(7,031)
Change in unrealized appreciation (depreciation)[1]	(7,841)	152,305	—		167,244	1,207
Purchases	39,859	—	—		—	—
Sales	(86,442)	(15,536)	—		—	(1,842,353)
Transfers into Level 3[2]	—	—	—		1,475,054	—
Transfers out Level 3[3]	—	—	—		(1,820,894)	(1,302,209)

Balance as of September 30, 2017	$315,878	$2,056,244	$0	*	$1,475,054	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2017[1]	$(7,841)	$152,305	$0	*	—	—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	ENERGY	UTILITIES
Balance as of December 31, 2016	$131,401	$192,373
Accrued premiums/discounts	192	(894)
Realized gain (loss)	(9,876)	(66,082)
Change in unrealized appreciation (depreciation)[1]	10,802	20,347
Purchases	—	2,162
Sales	(132,519)	(147,906)
Transfers into Level 3	—	—
Transfers out Level 3	—	—

Balance as of September 30, 2017	—	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2017[1]	—	—

Notes to Schedule of Investments (unaudited) (continued)

	COMMON STOCKS						PREFERED STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS		INDUSTRIALS	WARRANTS		TOTAL
Balance as of December 31, 2016	$239,680	$1,117,267	$42,420	$23,876	$0	*	$106,087	$0	*	$8,939,957
Accrued premiums/discounts	—	—	—	—	—		—	—		9,311
Realized gain (loss)	—	—	16,575	—	(48,998)		—	256		(118,209)
Change in unrealized appreciation (depreciation)[1]	(31,025)	(538,536)	(14,266)	28,828	48,998		(27,481)	—		(189,418)
Purchases	—	—	—	—	—			—		42,021
Sales	—	—	(44,729)	—	(0	)*	—	(256)		(2,269,741)
Transfers into Level 3[2]	—	—	—	—	—		—	—		1,475,054
Transfers out Level 3[3]	—	—	—	—	—		—	—		(3,123,103)

Balance as of September 30, 2017	$208,655	$578,731	—	$52,704	$—		$78,606	—		$4,765,872

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2017[1]	$(31,025)	$(538,536)	—	$28,828	$—		$(27,481)	—		$(423,750)

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Portfolio may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset Management Company, the Portfolio’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Portfolio’s relative ownership, the following companies were considered affiliated companies for all or some portion of the period ended September 30, 2017. The following transactions were effected in shares of such companies for the period ended September 30, 2017.

		Purchased		Sold
	Affiliate Value at December 31, 2016	Cost	Shares	Cost	Shares	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2017
Western Asset Government Cash Management Portfolio LLC	—	$21,200,000	21,200,000	$4,200,000	4,200,000	—	$229	—	$17,000,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: November 27, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 27, 2017